                                                                   EXHIBIT 10(i)

                                    AMENDMENT
                                       TO
                         SEVERANCE PROTECTION AGREEMENT

      The Agreement dated March 1, 1998, between New England Electric System, a Massachusetts business trust (the Company), and John G. Cochrane (the Executive) is hereby amended by amending Section 6.2 to read as follows:

            6.2 Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or a Major Transaction, or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the System, any Person whose actions result in a Change in Control or a Major Transaction or any Person affiliated with the System or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called Total Payments) would be subject (in whole or part), to the Excise Tax, then the Severance Payments shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax (after taking into account any reduction in the Total Payments provided by reason of section 280G of the Code in such other plan, arrangement or agreement) if (A) the net amount of such Total Payments, as so reduced, (and after deduction of the net amount of federal, state and local income tax on such reduced Total Payments) is greater than (B) the excess of (i) the net amount of such Total Payments, without reduction (but after deduction of the net amount of federal, state and local income tax on such Total Payments), over (ii) the amount of Excise Tax to which the Executive would be subject in respect of such Total Payments. For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax, (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the Date of Termination shall be taken in to account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company does not constitutes a "parachute payment" within the meaning of section 280G(b)(2) of the Code, (including by reason of section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which constitutes reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, and (iii) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company in accordance with the principles of sections 280G(d)(3) and
      (4) of the Code. Prior to the payment date set forth in Section 6.3 hereof, the Company shall provide the Executive with its calculation of the amounts referred to in this Section and such supporting materials as are reasonably necessary for the Executive to evaluate the Company's calculations. If the Executive objects to the Company's calculations, the Company shall pay to the Executive such portion of the Severance Payments (up to 100% thereof) as the Executive determines is necessary to result in the Executive receiving the greater of clauses (A) and (B) of this Section.

Dated: 12/9/98

                                                       /s/ George M. Sage
                                                --------------------------------
                                                Chairman, Compensation Committee

                                                       /s/ John G. Cochrane
                                                --------------------------------
                                                Executive

                   Amendment to Severance Protection Agreement

      This Amendment is made and entered into by and between National Grid USA, on behalf of itself, its affiliates and subsidiaries (the Company) and John G. Cochrane (the Executive).

      WHEREAS, National Grid Group, plc the predecessor of National Grid Transco, plc, and New England Electric System merged on March 22, 2000 (Merger).

      WHEREAS, as a result of the Merger, the Executive became an employee of a subsidiary of National Grid Group plc's subsidiary, National Grid USA;

      WHEREAS, New England Electric System and the Executive entered into a Severance Protection Agreement dated March 1, 1998 and amended on December 9, 1998 (Agreement) to which National Grid USA became the successor.

      WHEREAS, as a result of the Merger, a Change in Control occurred under the Agreement which would cause the Agreement to terminate on March 22, 2003.

      WHEREAS, the parties would like to extend the term of the Agreement and amend the Agreement, in part, to reflect these events.

      NOW, THEREFORE, National Grid USA and the Executive hereby agree to amend the Agreement as follows:

  1. The Company and the Executive agree that all references to a Change in Control, a Potential Change in Control, a Major Transaction, or a Potential Major Transaction in the Agreement shall mean a Change in Control, Potential Change in Control, Major Transaction or a Potential Major Transaction that occurs after the effective date of this Amendment; and that in order for the Executive to be eligible for benefits under the Agreement a Potential Change in Control, Change in Control, a Potential Major Transaction or a Major Transaction must occur after the effective date of this Amendment.

  2.  Section 2. Term of Agreement shall be amended to read as follows:

      This Amendment shall commence on March 15, 2003 and shall continue in effect through March 30, 2005; provided, however, commencing on March 1, 2004 and each March 1st thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than December 31st of the preceding year, the Company or the Executive shall have given notice not to extend this Agreement or a Change in Control or a Major Transaction shall have occurred prior to such March 1st; provided, however, if a Change in Control or a Major Transaction shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of thirty-six months beyond the month in which such Change in Control or Major Transaction occurred.

  3.  Section 5.3 shall be amended to read as follows:

      If the Executive's employment shall be terminated for any reason following a Change in Control or a Major Transaction and during the term of this Agreement, the Company shall pay to the Executive the normal post-termination compensation and benefits due the Executive as such payments become due. Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the System's applicable retirement, insurance and other compensation or benefit plans, programs and arrangements. Provided that the benefits payable to the Executive pursuant to the National Grid USA Companies Basic Severance Plan for Non-Union Employees or its successor and/or the National Grid USA Companies' Executive Severance Plan or its successor (the Severance Plans) do not exceed benefits payable to the Executive under this Agreement, the Executive hereby waives all rights to benefits pursuant to said Severance Plans.

  4.  Section 6.1 (A) shall be amended to read as follows:

        (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the higher of the Executive's annual base salary in effect as of the Date of Termination or in effect immediately prior to the Change in Control or Major Transaction, and
            (ii) the higher of the average amount paid to the Executive pursuant to National Grid USA Companies' Incentive Compensation Plan and National Grid USA Companies' Incentive Share Plan or successors of any such plans, with respect to the three years preceding the year in which the Date of Termination occurs or the average amount paid with respect to the three years preceding the year in which the Change in Control or Major Transaction occurs.

  5. In Section 6.1, in the tenth line after the word "Company" add "or National Grid Transco, plc".

  6. In Sections 6.1 B, C, and D all references to "twenty-four (24) months" shall be replaced with "thirty six (36) months".

  7. Section 7.1. The last sentence of this Section shall be deleted and replaced with the following: "Further, a Notice of Termination for Cause is required to include a statement from the Chief Executive Officer of National Grid USA and the Chief Executive Officer of National Grid Transco, plc or his designee that, in the good faith opinion of the two (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard) that the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause set forth in Section 15D of the Agreement. Said statement shall specify the particulars thereof in detail.

  8.  Section 10. Notices. The Company address shall read:

            To the Company:
            National Grid USA Service Company, Inc.
            25 Research Drive
            Westborough, MA 01582-0099
            Attn: Sr. Vice President Human Resources

  9. Section 15. Definitions. The following definitions shall be amended as follows:

            (B)   "Beneficial Owner" - deleted.

            (C) "Board" or "Board of Directors of the Company" - All references to "Board" or "Board of Directors" shall be replaced with Chief Executive Officer of National Grid USA and Chief Executive Officer of National Grid Transco, plc, or his designee unless otherwise specified in this Amendment.

            (E) A Change in Control shall be deemed to have occurred if the conditions set forth in any of the following sections have been satisfied:

            (a) any person or persons in concert obtains Control (as defined in Section 840 of the United Kingdom's Income and Corporation Taxes Act 1988) of National Grid Transco, plc as a result of making a general offer to acquire shares in National Grid Transco, plc or having obtained Control, makes such an offer; or

            (b) the consummation of the sale or disposition by National Grid Transco, plc of all or substantially all of the assets of National Grid USA to a non-affiliated entity; or

            (c) the complete liquidation, dissolution or winding up of National Grid Transco, plc and/or of National Grid USA; or

            (d) the acquisition by National Grid Transco, plc or National Grid USA or their successors of all or substantially all of the assets of or ownership of all or substantially all of the outstanding shares of a U.S. electric and/or gas utility company which would increase the size or revenues of National Grid USA by 25% or more.

                        A Change in Control shall not be deemed to have occurred
                  if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco, plc and/or National grid USA will be under the Control of another company or the business of National Grid Transco, plc is carried on by another company, and the persons who owned the shares in National Grid Transco, plc immediately before the

                  Change in Control will immediately afterwards own more than 50% of the shares in that other company.

            (G) "Company" shall mean National Grid USA and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

            (O) "Good Reason" - delete (I) "the assignment to the Executive of duties substantially inconsistent with the Executive's status as an executive officer of the system" and all references thereto.

            (P) A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following sections shall have been satisfied:

                  (a) any person becomes bound or entitled to acquire shares in National Grid Transco, plc under Sections 428 to 430F of the United Kingdom's Companies Act 1985, or a scheme of arrangement or compromise under Section 425 of the United Kingdom's Companies Act 1985 is proposed for National Grid Transco, plc, or

                  (b) National Grid Transco, plc shareholders approve the sale or disposition of all or substantially all of the assets of National Grid USA to a non-affiliated entity, or

                  (c) National Grid Transco, plc passes a resolution for voluntary winding up, or an order is made for the compulsory winding up of National Grid Transco, plc and/or National Grid USA, or

                  (d) the shareholders of National Grid Transco, plc, approve an event the consummation of which would result in the occurrence of a Change in Control, or

                  (e) the Board of Directors of National Grid Transco, plc adopts a resolution that, for purposes of this Agreement, a Major Transaction has occurred.

                              A Major Transaction shall not be deemed to have
                        occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco, plc and/or National Grid USA will be under the Control of another company or the business of National Grid Transco, plc is carried on by another company, and the persons who owned the shares in National Grid Transco, plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

                  (Q) "NEES Companies" - All references to "NEES Companies" shall be replaced with "National Grid USA Companies, collectively".

                  (R) "NEES Company" - All references to "NEES Company" shall be replaced with "National Grid USA company".

                  (U) "Person" - Shall have the meaning set forth in Definition 15 (E) (a) of this Amendment.

                  (V) "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                        (I) The Company or National Grid Transco, plc enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                        (II) The Company, National Grid Transco, plc or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                        (III) any Person who, directly or indirectly has or
                              obtains an ownership interest in securities of National Grid Transco, plc or its successor representing 10% or more of the combined voting power of National Grid Transco, plc's then outstanding securities, increases such ownership of such securities, including options exercisable within 60 days thereof, by 5% or more over the percentage so owned by such Person on the date hereof.

                              A Potential Change in Control shall not be deemed to have occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco, plc and/or National Grid USA will be under the control of another company or the business of National Grid Transco, plc is carried on by another company, and the persons who owned the shares in National Grid Transco, plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

                  (W) "Potential Major Transaction" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                        (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Major Transaction;

                        (ii) The Company or any Person publicly announces an intention to take or consider taking actions which, if consummated, would constitute a Major Transaction; or

                        (iii) the Board of Directors of National Grid Transco,
                              plc adopts a resolution to the effect that, for purposes of this Agreement, a Potential Major Transaction has occurred.

                  (Z) "System" shall mean the "Company" and the "National Grid USA Companies", collectively.

This Amendment supersedes the Agreement in so far as it conflicts with any terms and conditions of the Agreement. All other terms and conditions of the Agreement remain unchanged.

                                              National Grid USA

                                              By:      /s/ Richard P. Sergel
                                                  ------------------------------
                                                  Chief Executive Officer

                                              Date:

                                              By:      /s/ John G. Cochrane
                                                  ------------------------------
                                                      John G. Cochrane

                                              Date:

                   Amendment to Severance Protection Agreement

      The Severance Protection Agreement dated March 1, 1998 and amended on December 9, 1998 between John G. Cochrane (the Executive) and New England Electric System (the Agreement), amended effective as of March 15, 2003 by National Grid USA and the Executive, is hereby amended effective September 1, 2003 as follows:

      1. Section 7.1. The last sentence of this Section shall be deleted and replaced with the following: "Further, a Notice of Termination for Cause is required to include a statement from the Chief Executive Officer of National Grid USA and the Chief Executive Officer of National Grid Transco plc or his designee, that, in the good faith opinion of the two (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard) that the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause set forth in
            Section 15 (D) of this Amendment. Said statement shall specify the particulars thereof in detail.

      2.    Section 15. Definitions. The Definitions shall read as follows:

            (A)   "Beneficial Owner" - delete.

            (B)   "Base Amount" shall have the meaning defined in Section 280 G
                  (b) (3) of the Code.

            (C) "Board" or "Board of Directors of the Company" - all references to "Board" or "Board of Directors" shall be replaced with Chief Executive Officer of National Grid USA and Chief Executive Officer of National Grid Transco plc, or his designee, unless otherwise specified in this Amendment.

            (D) "Cause" for termination by the Employer of the Executive's employment, after any Change in Control or Major Transaction, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the System (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 7.1 of the Agreement and this Amendment) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the System, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the System.

            (E) A "Change in Control" shall be deemed to have occurred if the conditions set forth in any of the following paragraphs shall have been satisfied:

                  (I) any Person or Persons in concert obtains Control (as defined in Section 840 of the United Kingdom's Income and Corporation Taxes Act 1988) of National Grid Transco plc as a result of making a general offer to acquire shares in National Grid Transco plc or having obtained Control, makes such an offer;

                  (II) the consummation of the sale or disposition by National Grid Transco plc of National Grid USA to a non-affiliated entity (whether by merger, sale of all or substantially all of the capital stock or assets of National Grid USA or otherwise);

                  (III) the complete liquidation, dissolution or winding up of
                        National Grid Transco plc and/or of National Grid USA;
                        or

                  (IV) the acquisition by National Grid Transco plc or National Grid USA or their successors of all or substantially all of the assets of or ownership of all or substantially all of the outstanding shares of a U.S. electric and/or gas utility company which would increase the size or revenues of National Grid USA by 25% or more.

                              A Change in Control shall not be deemed to have
                        occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco plc and/or National grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the Persons who owned the shares in National Grid Transco plc immediately before the Change in Control will immediately afterwards own more than 50% of the shares in that other company.

            (F) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (G) "Company" shall mean National Grid USA and any successor to its business and/or assets which assumes and agrees to perform the Agreement by operation of law, or otherwise.

            (H)   "Date of Termination" shall have the meaning stated in Section
                  7.2 of the Agreement.

            (I) "Disability" shall be deemed the reason for the termination by the Employer of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the System for a period of six consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and, within thirty days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

            (J) "Disability Insurance Plan" shall mean the Company Disability Insurance Plan or any successor thereto.

            (K) "Employer" shall mean the National Grid USA company by which the Executive is employed at the time of termination.

            (L)   "Exchange Act" - delete.

            (M) "Excise Tax" shall mean any excise tax imposed under Section 4999 of the Code.

            (N) "Executive" shall mean the individual named in the first paragraph of this Amendment.

            (O) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) of any one of the following acts by the System, or failures by the System to act, unless, in the case of any act or failure to act described in paragraph (V), (VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                  (I)   delete.

                  (II) a reduction in the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                  (III) requiring the Executive to be based at a location more than 100 miles from the town of Westborough, Massachusetts, except for required travel on the System's business to an extent substantially consistent with the Executive's present business travel obligations;

                  (IV) the failure by the Employer, to pay to the Executive any portion of the Executive's compensation within seven days of the date such compensation is due;

                  (V) the failure by the System to continue in effect any compensation plan in which the Executive participates immediately prior to the Change in Control or the Major Transaction which is material to the Executive's total compensation, including but not limited to National Grid USA Companies' Incentive Compensation Plan, National Grid USA Companies' Incentive Share Plan, National Grid USA Companies' Deferred Compensation Plan and National Grid USA Companies' Executive Supplemental Retirement Plan or any substitute plans adopted prior to the Change in Control or Major Transaction, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the System to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not substantially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed at the time of the Change in Control or Major Transaction;

                  (VI) the failure by the System to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the System's pension, life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change in Control or the Major Transaction, the taking of any action by the System which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control or Major Transaction, or the failure by the Employer to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the National Grid USA companies in accordance with the

                        Employer's normal vacation policy in effect at the time of the Change in Control or Major Transaction; or

                  (VII) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 of the Agreement and this Amendment; for purposes of the Agreement, no such purported termination shall be effective.

                        The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

            (P) "A Major Transaction" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (I) any Person becomes bound or entitled to acquire shares in National Grid Transco plc under Sections 428 to 430F of the United Kingdom's Companies Act 1985, or a scheme of arrangement or compromise under Section 425 of the United Kingdom's Companies Act 1985 is proposed for National Grid Transco plc;

                  (II) National Grid Transco plc shareholders, National Grid USA's shareholders and/or the Board of Directors of National Grid USA approve the sale of National Grid USA to a non-affiliated entity (whether by merger, sale of all or substantially all of the capital stock or assets of National Grid USA, or otherwise);

                  (III) National Grid Transco plc passes a resolution for
                        voluntary winding up, or an order is made for the compulsory winding up of National Grid Transco plc and/or National Grid USA;

                  (IV) the shareholders of National Grid Transco plc, the shareholders of National Grid USA and/or the Board of Directors of National Grid USA approve an event the consummation of which would result in the occurrence of a Change in Control; or

                  (V) the Board of Directors of National Grid Transco plc adopts a resolution that, for purposes of this Agreement, a Major Transaction has occurred.

                              A Major Transaction shall not be deemed to have
                        occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco plc and/or National Grid USA will be under the Control of another company or the business of National Grid Transco plc is carried on by another company, and the Persons who owned the shares in National Grid Transco plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

            (Q) "NEES Companies" - all references to "NEES Companies" shall be replaced with "National Grid USA companies, collectively".

            (R) "NEES Company" - all references to "NEES Company" shall be replaced with "National Grid USA company".

            (S)   "Notice of Termination" shall have the meaning stated in
                  Section 7.1 of the Agreement and this Amendment.

            (T) "Pension Plan" shall mean each of the plans and agreements listed in Attachment A to the Agreement.

            (U) "Person" shall mean any individual, corporation, partnership, trust, unincorporated association, business or other legal entity, and any government or any governmental agency or political subdivision thereof.

            (V) A "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (I) the Company or National Grid Transco plc enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                  (II) the Company, National Grid Transco plc or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                  (III) any Person who is not, as of the date hereof, the owner, directly or indirectly, of securities constituting 10% or more of the combined voting power of all of the outstanding voting securities of National Grid Transco plc or any successor thereof (a "10% Holder") becomes a 10% Holder;

                  (IV) any Person who is, as of the date hereof, a 10% Holder, acquires (whether in a single transaction or a series of transactions), directly or indirectly, additional securities constituting 5% or more of the combined voting power of all of the outstanding voting securities of National Grid Transco plc or any successor thereof (for purposes hereof, a Person who, as of any particular date, holds, directly or indirectly, options to purchase securities that are exercisable within 60 days of such date shall be deemed to own such securities as of such date); or

                  (V) the Board of Directors of National Grid Transco plc adopts a resolution to the effect, that for purposes of this Agreement, a potential Change in Control has occurred.

                        A Potential Change in Control shall not be deemed to have occurred if the events referred to above are part of an arrangement ("a Reorganization") which will mean that National Grid Transco plc and/or National Grid USA will be under the control of another company or the business of National Grid Transco plc is carried on by another company, and the Persons who owned the shares in National Grid Transco plc immediately before the series of transactions are consummated will immediately after consummation own more than 50% of the shares in that other company.

            (W) A "Potential Major Transaction" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (I) the Company enters into an agreement, the consummation of which would result in the occurrence of a Major Transaction;

                  (II) the Company or any Person publicly announces an intention to take or consider taking actions which, if consummated, would constitute a Major Transaction; or

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

                        (III) the Board of Directors of National Grid Transco
                              plc adopts a resolution to the effect that, for purposes of this Agreement, a Potential Major Transaction has occurred.

                  (X) "Retirement" shall be deemed the reason for the termination by the Employer or the Executive of the Executive's employment if such employment is terminated in accordance with the Employer's written mandatory retirement policy, if any, as in effect immediately prior to the Change in Control or Major Transaction, or in accordance with any retirement arrangement established with the Executive's written consent with respect to the Executive.

                  (Y) "Severance Payments" shall mean those payments described in Section 6.1 of the Agreement and this Amendment.

                  (Z) "System" shall mean the Company and the National Grid USA companies, collectively.

                  (AA)  "Total Payments" shall mean those payments described in
                        Section 6.2 of the Agreement.

      This Amendment supersedes the Agreement and the March 15, 2003 Amendment in so far as it conflicts with any terms and conditions of the Agreement and/or the March 15, 2003 Amendment. All other terms and conditions of the Agreement and the March 15, 2003 Amendment remain unchanged.

                                              National Grid USA

                                              By:     /s/ Richard P. Sergel
                                                  ------------------------------
                                                      Chief Executive Officer

                                              By:     /s/ John G. Cochrane
                                                  ------------------------------
                                                      John G. Cochrane

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